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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 12, 2004
.................................................................................
                Date of Report (Date of earliest event reported)


                                  NANNACO, Inc.
.................................................................................
             (Exact name of registrant as specified in its charter)


         Texas                                                74-2891747
.................................................................................
(State or other jurisdiction    (Commission             (IRS Identification No.)
Employer of incorporation)      File Number)


                  9739 Cobb Street, #1 San Antonio, Texas 78217
.................................................................................
               (Address of principal executive offices) (Zip Code)

                                 (210) 545-3570
      ....................................................................
               Registrant's telephone number, including area code


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On January 5, 2004, NANNACO, Inc., a Texas corporation (the "Corporation"), dismissed James J. Taylor, C.P.A. ("Taylor") as the Corporation's independent auditor. Taylor's reports on the Corporation's financial statements for each of the years ended September 30, 2002 and 2001, and all subsequent interim periods, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to dismiss Taylor was approved by the Corporation's Board of Directors. During each of the two (2) years ended September 30, 2002 and 2001, and all subsequent interim periods, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Taylor's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. During each of the two (2) years ended September 30, 2002 and 2001, and all subsequent interim periods, Taylor did not advise the Corporation of any "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K. The Corporation requested Taylor to furnish a letter addressed to the
Commission, stating whether he agrees with the statements made by the Corporation, and, if not, stating the respects in which it does not agree. A copy of this letter, dated as of January 12, 2004, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

         On January 5, 2004, the Corporation engaged Salberg & Company, P.A. ("Salberg") as its principal accountant to audit the Corporation's financial statements. During each of the two (2) years ended September 30, 2002 and 2001, and all subsequent interim periods, the Corporation did not consult Salberg on any matters described in Item 304(a)(2)(i) of Regulation S-K. During each of the two (2) years ended September 30, 2002 and 2001, and all subsequent interim periods, the Corporation did not consult Salberg on any matters described in
Item 304(a)(2)(ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      Exhibit Number     Description
      --------------     -----------

      16.1               Letter on change in certifying accountant



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NANNACO, Inc.
                                  (Name of Registrant)

Date:  January 12, 2004           By: /s/ Andrew DeVries, III
                                      -----------------------------------
                                      Chief Executive Officer & President



                                INDEX TO EXHIBITS


Exhibit Number      Description
--------------      -----------

16.1                Letter on change in certifying accountant



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